JPMORGAN TRUST I

J.P. Morgan International Equity Funds

JPMorgan Emerging Markets Equity Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid European Fund

Prospectus and Statement of Additional Information (the “Documents”) dated March 1, 2015, as supplemented

J.P. Morgan Specialty Funds

JPMorgan Research Market Neutral Fund

Documents dated March 1, 2015, as supplemented

J.P. Morgan U.S. Equity Funds

JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Growth and Income Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Equity Fund

Documents dated November 1, 2014, as supplemented

JPMORGAN TRUST II

J.P. Morgan International Equity Funds

JPMorgan International Research Enhanced Equity Fund

Documents dated March 1, 2015, as supplemented

J.P. Morgan Investor Funds

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

Documents dated November 1, 2014, as supplemented

J.P. Morgan U.S. Equity Funds

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

Documents dated November 1, 2014, as supplemented

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

JPMorgan Mid Cap Value Fund

Documents dated November 1, 2014, as supplemented

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

JPMorgan Growth Advantage Fund

Documents dated November 1, 2014, as supplemented

UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

Documents dated December 29, 2014, as supplemented

(Class B Shares)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 22, 2015

to the Prospectuses and Statements of Additional Information as dated above

Accelerated Conversion of Class B Shares to Class A Shares. The Board of Trustees of the J.P. Morgan Funds approved the automatic conversion of the Funds’ Class B Shares into Class A Shares effective as of the close of business on June 19, 2015 (the “Conversion Date”), notwithstanding the conversion schedule set forth in each prospectus that indicates a later date. On the Conversion Date, all Class B Shares of the Funds automatically converted to Class A Shares of the same Fund. No contingent deferred sales charges was assessed in connection with this automatic conversion. This automatic conversion is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors.

SUP-CLASSB-615

Prospectuses

Except as noted below, all references to Class B Shares of the Funds in the Prospectuses are hereby deleted as a result of the conversion.

With regard to the following Funds:

JPMorgan Emerging Markets Equity Fund

JPMorgan Growth Advantage Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Research Market Neutral Fund

The performance of Class C Shares is based on Class B Shares prior to the inception of Class C Shares. As a result of the conversion, the language in “The Fund’s Past Performance” section related to such linked performance is hereby deleted and replaced with the following:

The performance of Class C Shares prior to the inception of Class C Shares is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15). The actual returns of the Class C Shares for this period would have been similar to those shown because Class C Shares had similar expenses to Class B Shares at the time of their inception.

In addition, with respect to these Funds, any applicable language in the “Additional Historical Performance Information” section within “More About the Funds” is updated to reflect the conversion details described above.

With regard to JPMorgan Small Cap Equity Fund, the performance of Class C Shares is based on Class B Shares prior to the inception of Class C Shares. The language related to such linked performance is hereby deleted and replaced with the following:

The performance of Class C Shares prior to their inception on 2/19/05 is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15) prior to the inception of Class C Shares. The actual returns of the Class C Shares for this period would have been similar to those shown because Class C Shares had similar expenses to Class B Shares at the time of inception.

With regard to JPMorgan International Equity Fund, the first paragraph in the section titled “The Fund’s Past Performance” is hereby deleted in its entirety and replaced with the following:

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Statements of Additional Information

With regard to Part I of the Statement of Additional Information (the SAI), all references to Class B Shares on the cover and in the Principal Shareholders table are hereby deleted. For all other references to Class B Shares in Part I of the SAI, the following sentence is added as a new sentence to the end of the paragraph immediately preceding the tables:

Effective June 19, 2015, Class B Shares were converted into Class A Shares.

With regard to Part II of the SAI, the following changes are made:

In the section titled “Distribution Plan,” the references to Class B Shares are revised to add the following:

Effective June 19, 2015, Class B Shares were converted into Class A Shares (Morgan Shares for the Money Market Funds).

The third and fourth paragraphs of the section titled “Additional Information about Class B and Class C Shares” in Appendix A are hereby deleted and replaced with the following:

On June 19, 2015, the Funds’ Class B Shares were converted into Class A Shares (into Morgan Shares for the Money Market Funds) of the same Fund, notwithstanding the prior conversion schedule that indicated a later date. No contingent deferred sales charges were assessed in connection with this automatic conversion.

All references to Class B Shares in the section titled “Systematic Withdrawal Plan” in Appendix A are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE